                                                              EXHIBIT 10.11(iii)

        [INDICATED PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND FILED
       SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                     A REQUEST FOR CONFIDENTIAL TREATMENT]

                         DISTRIBUTION SERVICES ADDENDUM
                           TO TERRITORY LICENSE NO. 6

This Addendum to Territory License No. 6 dated [redacted], to the Data License Agreement by and between Navigation Technologies Corporation ("NAVTECH") and Harman International Industries, Incorporated ("LICENSEE" or "Harman") dated [redacted], is entered into by the parties as of [redacted] ("Effective Date").

1. Definitions. All capitalized terms used herein shall, to the extent not otherwise defined herein, have the meanings ascribed to them in Territory License No. 6 and the Data License Agreement.

2.   Distribution Services.

     [redacted]

     [redacted]

     [redacted]

[redacted]

NAVIGATION TECHNOLOGIES                     HARMAN INTERNATIONAL INDUSTRIES,
CORPORATION                                 INCORPORATED


/s/ Lawrence M. Kaplan                      /s/ E.C. Summers
--------------------------------            ------------------------------------
Signature                                   Signature

Lawrence M. Kaplan                          E.C. Summers
--------------------------------            ------------------------------------
Name                                        Name

Vice President & General Counsel            Vice President
--------------------------------            ------------------------------------
Title                                       Title





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                                  ATTACHMENT A


                                   [redacted]










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